NEWS RELEASE                                                          EXHIBIT 99

For Release: January 20, 2004

Contact: John W. Kozak, CFO (740) 349-3792 or Jerry Nethers, Vice
President/Director of Marketing (740) 349-3710

                        PARK NATIONAL CORPORATION REPORTS
                    FOURTH QUARTER AND YEAR-END 2003 EARNINGS
                              AND DECLARES DIVIDEND

NEWARK, OHIO - Park National Corporation (Park) (AMEX/PRK) today announced earnings for 2003. Net income for the year totaled $86.878 million, which is a 1.5% increase compared to net income of $85.579 million in 2002. Earnings per share increased by 2.0% to $6.27 compared to $6.15 in 2002. Net income for the fourth quarter of 2003 totaled $18.389 million or $1.32 per share, compared to net income of $20.086 million or $1.45 per share for the fourth quarter of 2002, decreases of 8.5% and 9.0%, respectively.

            Net losses from the sale of investment securities totaled $6.1 million for the year 2003 and $673,000 for the quarter ended December 31, 2003. There were $182,000 in net losses from the sale of investment securities for the year 2002 and $28,000 in net gains for the fourth quarter of 2002.

         In conjunction with announcing the year-end financial results, the Board of Directors of Park National Corporation approved a cash dividend of $.88 per share, payable on March 10, 2004 to shareholders of record on February 23, 2004.

         Park is an Ohio-based bank holding company headquartered in Newark, Ohio, whose subsidiaries include The Park National Bank, Fairfield National Division, The Richland Trust Company, Century National Bank, The First-Knox National Bank, Farmers and Savings Division, United Bank, N.A., Second National Bank, The Security National Bank and Trust Co., Unity National Division, The Citizens National Bank of Urbana, Scope Leasing, Inc., and Guardian Finance.

         Operating in twenty-five Ohio counties, Park and its subsidiaries have $5.0 billion in total consolidated assets, one hundred fifteen financial service offices and a network of one hundred seventeen automatic teller machines.

                           PARK NATIONAL CORPORATION
                              FINANCIAL HIGHLIGHTS

                 (DOLLARS IN THOUSANDS, EXCEPT PER SHARE DATA)
                               DECEMBER 31, 2003


INCOME STATEMENT                                                                                 PERCENT
THREE MONTHS ENDED DECEMBER 31,                                2003           2002               CHANGE
                                                            ----------     ----------            -------
NET INTEREST INCOME                                         $   49,486     $   49,256              0.47%
                                                            ----------     ----------            -------
PROVISION FOR LOAN LOSSES                                        3,170          3,686            -14.00%
                                                            ----------     ----------            -------
OTHER INCOME                                                    12,588         15,834            -20.50%
                                                            ----------     ----------            -------
GAIN (LOSS) ON SALE OF SECURITIES                                 (673)            28
                                                            ----------     ----------            -------
OTHER EXPENSE                                                   32,459         33,101             -1.94%
                                                            ----------     ----------            -------
INCOME BEFORE TAXES                                             25,772         28,331             -9.03%
                                                            ----------     ----------            -------
NET INCOME                                                      18,389         20,086             -8.45%
                                                            ----------     ----------            -------
NET INCOME PER SHARE-BASIC                                        1.33           1.45             -8.28%
                                                            ----------     ----------            -------
NET INCOME PER SHARE-DILUTED                                      1.32           1.45             -8.97%
                                                            ----------     ----------            -------
CASH DIVIDENDS PER SHARE                                          0.88           0.83              6.02%
                                                            ----------     ----------            -------
RATIOS
RETURN ON AVERAGE ASSETS                                         1.54%          1.82%
                                                            ----------     ----------            -------
RETURN ON AVERAGE EQUITY                                        13.68%         15.83%
                                                            ----------     ----------            -------
NET INTEREST MARGIN                                              4.49%          4.89%
                                                            ----------     ----------            -------
EFFICIENCY RATIO                                                51.56%         50.03%
                                                            ----------     ----------            -------
NET CHARGE-OFFS AS A PERCENT OF LOANS                            0.66%          0.78%
                                                            ----------     ----------            -------

INCOME STATEMENT
TWELVE MONTHS ENDED DECEMBER 31,

NET INTEREST INCOME                                         $  202,637     $  205,332             -1.31%
                                                            ----------     ----------            -------
PROVISION FOR LOAN LOSSES                                       12,595         15,043            -16.27%
                                                            ----------     ----------            -------
OTHER INCOME                                                    61,583         51,032             20.68%
                                                            ----------     ----------            -------
GAIN (LOSS) ON SALE OF SECURITIES                               (6,060)          (182)
                                                            ----------     ----------            -------
OTHER EXPENSE                                                  122,376        119,964              2.01%
                                                            ----------     ----------            -------
INCOME BEFORE TAXES                                            123,189        121,175              1.66%
                                                            ----------     ----------            -------
NET INCOME                                                      86,878         85,579              1.52%
                                                            ----------     ----------            -------
NET INCOME PER SHARE-BASIC                                        6.31           6.17              2.27%
                                                            ----------     ----------            -------
NET INCOME PER SHARE-DILUTED                                      6.27           6.15              1.95%
                                                            ----------     ----------            -------
CASH DIVIDENDS PER SHARE                                          3.37           3.11              8.36%
                                                            ----------     ----------            -------
RATIOS
RETURN ON AVERAGE ASSETS                                         1.81%          1.93%
                                                            ----------     ----------            -------
RETURN ON AVERAGE EQUITY                                        16.69%         17.56%
                                                            ----------     ----------            -------
NET INTEREST MARGIN                                              4.60%          5.06%
                                                            ----------     ----------            -------
EFFICIENCY RATIO                                                45.66%         46.02%
                                                            ----------     ----------            -------
NET CHARGE-OFFS AS A PERCENT OF LOANS                            0.43%          0.48%
                                                            ----------     ----------            -------

BALANCE SHEET
AT DECEMBER 31,

INVESTMENTS                                                 $1,991,226     $1,383,142             43.96%
                                                            ----------     ----------            -------
LOANS                                                        2,730,803      2,692,187              1.43%
                                                            ----------     ----------            -------
LOAN LOSS RESERVE                                               63,142         62,028              1.80%
                                                            ----------     ----------            -------
GOODWILL AND OTHER INTANGIBLES                                  12,958         16,069            -19.36%
                                                            ----------     ----------            -------
TOTAL ASSETS                                                 5,034,956      4,446,625             13.23%
                                                            ----------     ----------            -------
DEPOSITS                                                     3,414,249      3,495,135             -2.31%
                                                            ----------     ----------            -------
BORROWINGS                                                   1,002,736        376,104            166.61%
                                                            ----------     ----------            -------
EQUITY                                                         543,041        509,292              6.63%
                                                            ----------     ----------            -------
BOOK VALUE PER SHARE                                             39.45          36.93              6.82%
                                                            ----------     ----------            -------
RATIOS
LOANS/ASSETS                                                    54.24%         60.54%
                                                            ----------     ----------            -------
NONPERFORMING LOANS/LOANS                                        0.78%          0.75%
                                                            ----------     ----------            -------
PAST DUE 90 DAY LOANS/LOANS                                      0.16%          0.23%
                                                            ----------     ----------            -------
LOAN LOSS RESERVE/LOANS                                          2.31%          2.30%
                                                            ----------     ----------            -------
EQUITY/ASSETS                                                   10.79%         11.45%
                                                            ----------     ----------            -------


PARK NATIONAL CORPORATION
CONSOLIDATED BALANCE  SHEETS
(dollars in thousands, except share data)



                                                                                           DECEMBER 31,
                                                                                    ---------------------------
                                                                                       2003             2002
                                                                                    ----------       ----------
ASSETS

 Cash and due from banks                                                            $  169,782       $  157,088
                                                                                    ----------       ----------
 Federal funds sold                                                                          0           81,700
                                                                                    ----------       ----------
 Interest bearing deposits                                                                  50               50
                                                                                    ----------       ----------
 Investment securities                                                               1,991,226        1,383,142
                                                                                    ----------       ----------

 Loans (net of unearned interest)                                                    2,730,803        2,692,187
                                                                                    ----------       ----------
 Allowance for possible loan losses                                                     63,142           62,028
                                                                                    ----------       ----------
  LOANS, NET                                                                         2,667,661        2,630,159
                                                                                    ----------       ----------

 Bank premises and equipment, net                                                       36,746           38,734
                                                                                    ----------       ----------
 Other assets                                                                          169,491          155,752
                                                                                    ----------       ----------

    TOTAL ASSETS                                                                    $5,034,956       $4,446,625
                                                                                    ----------       ----------



LIABILITIES AND STOCKHOLDERS' EQUITY

Deposits:
 Noninterest bearing                                                                $  547,793       $  594,157
                                                                                    ----------       ----------
 Interest bearing                                                                    2,866,456        2,900,978
                                                                                    ----------       ----------
  TOTAL DEPOSITS                                                                     3,414,249        3,495,135
                                                                                    ----------       ----------
 Borrowings                                                                          1,002,736          376,104
                                                                                    ----------       ----------
 Other liabilities                                                                      74,930           66,094
                                                                                    ----------       ----------
  TOTAL LIABILITIES                                                                  4,491,915        3,937,333
                                                                                    ----------       ----------


STOCKHOLDERS' EQUITY:

 Common stock (No par value; 20,000,000 shares authorized in 2003 and 2002;
  14,542,335 shares issued in 2003
  and 14,540,449 in 2002)                                                              105,895          105,768
                                                                                    ----------       ----------
 Accumulated other comprehensive income, net of taxes                                   18,954           22,418
                                                                                    ----------       ----------
 Retained earnings                                                                     486,769          446,300
                                                                                    ----------       ----------
 Treasury stock (775,643 shares in 2003 and 748,483 shares in 2002)                    (68,577)         (65,194)
                                                                                    ----------       ----------
  TOTAL STOCKHOLDERS' EQUITY                                                           543,041          509,292
                                                                                    ----------       ----------

    TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY                                      $5,034,956       $4,446,625
                                                                                    ----------       ----------


PARK NATIONAL CORPORATION
CONSOLIDATED AVERAGE BALANCE SHEETS
(dollars in thousands)


                                                                 THREE MONTHS ENDED                    TWELVE MONTHS ENDED
                                                                     DECEMBER 31,                          DECEMBER 31,
                                                             --------------------------             -------------------------
                                                                2003            2002                   2003           2002
                                                             ----------      ----------             ----------     ----------
ASSETS

 Cash and due from banks                                     $  123,700      $  137,563             $  133,157     $  129,820
                                                             ----------      ----------             ----------     ----------
 Federal funds sold                                              48,002          88,790                 35,718         36,629
                                                             ----------      ----------             ----------     ----------
 Interest bearing deposits                                           50              50                     50             50
                                                             ----------      ----------             ----------     ----------
 Investment securities                                        1,705,187       1,316,975              1,788,661      1,411,485
                                                             ----------      ----------             ----------     ----------

 Loans (net of unearned interest)                             2,721,808       2,712,901              2,695,830      2,719,805
                                                             ----------      ----------             ----------     ----------
 Allowance for possible loan losses                              64,632          64,332                 64,735         62,703
                                                             ----------      ----------             ----------     ----------
  LOANS, NET                                                  2,657,176       2,648,569              2,631,095      2,657,102
                                                             ----------      ----------             ----------     ----------

 Bank premises and equipment, net                                37,282          39,075                 38,077         39,416
                                                             ----------      ----------             ----------     ----------
 Other assets                                                   173,401         159,633                176,505        160,660
                                                             ----------      ----------             ----------     ----------

    TOTAL ASSETS                                             $4,744,798      $4,390,655             $4,803,263     $4,435,162
                                                             ----------      ----------             ----------     ----------


LIABILITIES AND STOCKHOLDERS' EQUITY

 Deposits:
  Noninterest bearing                                        $  547,391      $  536,044             $  522,456     $  502,400
                                                             ----------      ----------             ----------     ----------
  Interest bearing                                            2,884,186       2,916,529              2,901,834      2,901,456
                                                             ----------      ----------             ----------     ----------
   TOTAL DEPOSITS                                             3,431,577       3,452,573              3,424,290      3,403,856
                                                             ----------      ----------             ----------     ----------
 Borrowings                                                     723,727         368,450                796,927        479,072
                                                             ----------      ----------             ----------     ----------
 Other liabilities                                               56,090          66,119                 61,655         64,918
                                                             ----------      ----------             ----------     ----------
   TOTAL LIABILITIES                                          4,211,394       3,887,142              4,282,872      3,947,846
                                                             ----------      ----------             ----------     ----------


 STOCKHOLDERS' EQUITY:

  Common stock                                                  105,897         105,768                105,860        105,769
                                                             ----------      ----------             ----------     ----------
  Accumulated other comprehensive income, net of taxes           14,878          21,438                 18,862         17,397
                                                             ----------      ----------             ----------     ----------
  Retained earnings                                             480,385         439,738                463,556        421,042
                                                             ----------      ----------             ----------     ----------
  Treasury stock                                                (67,756)        (63,431)               (67,887)       (56,892)
                                                             ----------      ----------             ----------     ----------
   TOTAL STOCKHOLDERS' EQUITY                                   533,404         503,513                520,391        487,316
                                                             ----------      ----------             ----------     ----------

    TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY               $4,744,798      $4,390,655             $4,803,263     $4,435,162
                                                             ----------      ----------             ----------     ----------


PARK NATIONAL CORPORATION
CONSOLIDATED STATEMENTS OF INCOME
(dollars in thousands, except per share data)


                                                             THREE MONTHS ENDED                     TWELVE MONTHS ENDED
                                                                 DECEMBER 31,                           DECEMBER 31,
                                                        ---------------------------               ------------------------
                                                           2003             2002                     2003          2002
                                                        ----------       ----------               ----------    ----------
Interest income:
 Interest and fees on loans                                $44,724          $50,405                 $183,929      $206,699
                                                        ----------       ----------               ----------    ----------
 Interest on:
  Obligations of U.S. Government, its agencies
   and other securities                                     17,428           15,095                   73,753        73,625
                                                        ----------       ----------               ----------    ----------
  Obligations of states and political subdivisions           1,462            1,698                    6,168         6,975
                                                        ----------       ----------               ----------    ----------
 Other interest income                                         130              347                      779           621
                                                        ----------       ----------               ----------    ----------
   TOTAL INTEREST INCOME                                    63,744           67,545                  264,629       287,920
                                                        ----------       ----------               ----------    ----------

Interest expense:
 Interest on deposits:
  Demand and savings deposits                                1,623            2,793                    8,026        12,521
                                                        ----------       ----------               ----------    ----------
  Time deposits                                              9,090           12,543                   40,574        55,906
                                                        ----------       ----------               ----------    ----------
 Interest on borrowings                                      3,545            2,953                   13,392        14,161
                                                        ----------       ----------               ----------    ----------
  TOTAL INTEREST EXPENSE                                    14,258           18,289                   61,992        82,588
                                                        ----------       ----------               ----------    ----------

   NET INTEREST INCOME                                      49,486           49,256                  202,637       205,332
                                                        ----------       ----------               ----------    ----------

Provision for loan losses                                    3,170            3,686                   12,595        15,043
                                                        ----------       ----------               ----------    ----------

   NET INTEREST INCOME AFTER PROVISION
    FOR LOAN LOSSES                                         46,316           45,570                  190,042       190,289
                                                        ----------       ----------               ----------    ----------

Other income                                                12,588           15,834                   61,583        51,032
                                                        ----------       ----------               ----------    ----------

Gain (loss) on sale of securities                             (673)              28                   (6,060)         (182)
                                                        ----------       ----------               ----------    ----------

Other expense:
 Salaries and employee benefits                             17,474           17,482                   68,093        65,464
                                                        ----------       ----------               ----------    ----------
 Occupancy expense                                           1,739            1,731                    6,917         6,262
                                                        ----------       ----------               ----------    ----------
 Furniture and equipment expense                             1,597            1,678                    6,434         6,177
                                                        ----------       ----------               ----------    ----------
 Other expense                                              11,649           12,210                   40,932        42,061
                                                        ----------       ----------               ----------    ----------
  TOTAL OTHER EXPENSE                                       32,459           33,101                  122,376       119,964
                                                        ----------       ----------               ----------    ----------

   INCOME BEFORE FEDERAL INCOME TAXES                       25,772           28,331                  123,189       121,175
                                                        ----------       ----------               ----------    ----------

Federal income taxes                                         7,383            8,245                   36,311        35,596
                                                        ----------       ----------               ----------    ----------

   NET INCOME                                              $18,389          $20,086                 $ 86,878      $ 85,579
                                                        ==========       ==========               ==========    ==========

PER SHARE:

   NET INCOME - BASIC                                      $  1.33          $  1.45                 $   6.31      $   6.17
                                                        ----------       ----------               ----------    ----------
   NET INCOME - DILUTED                                    $  1.32          $  1.45                 $   6.27      $   6.15
                                                        ----------       ----------               ----------    ----------

   WEIGHTED AVERAGE SHARES - BASIC                      13,775,194       13,810,087               13,770,380    13,878,530
                                                        ----------       ----------               ----------    ----------
   WEIGHTED AVERAGE SHARES - DILUTED                    13,886,743       13,835,833               13,858,497    13,909,674
                                                        ----------       ----------               ----------    ----------
